UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2008

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VOLCAN HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

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Delaware	333-141505	98-0554790
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Level 34, 50 Bridge Street

Sydney, Australia 2000

 (Address of Principal Executive Office) (Zip Code)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01.

Other Events.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is an announcement of certain recent developments with respect to Volcan Holdings, Inc.’s two current bauxite projects in New South Wales, Australia. On December 31, 2008, Volcan Holdings, Inc. issued a press release summarizing these developments, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Project Update
99.2	Press Release dated December 31, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCAN HOLDINGS, INC.

By:	/s/ PNINA FELDMAN
Pnina Feldman Chief Executive Officer

Date:  December 31, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Project Update
99.2	Press Release dated December 31, 2008